TransAccumulatorSM VUL
                       Variable Universal Life Insurance
                                   Issued by
                 Transamerica Occidental Life Insurance Company
                             Separate Account VUL-6

                         Supplement Dated June 29, 2005

                                       To

                          Prospectus Dated May 1, 2005


The following information supplements the Prospectus. You should read it together with the Prospectus.

The following Special Compensation Paid to Affiliated Underwriting Wholesaling and Selling Firms provision is added to the DISTRIBUTION section on page 79 of the prospectus, as follows:

Sales representatives and their supervisors may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm's conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or a representative in connection with systems, operating, marketing, and other business expenses. The amounts may be significant and may provide us with increased access to sales representatives.